Exhibit 99.1

Atlantic Capital Bancshares Completes Acquisition of First Security Group

Creates Premier Southeastern Bank Focused on Business and Private Banking

Atlanta, GA, November 2, 2015 - Atlantic Capital Bancshares, Inc. (“Atlantic Capital”) announced today the successful completion of its acquisition of First Security Group, Inc. (“First Security”). The transaction was unanimously approved by the boards of directors of each company earlier this year, and was approved by the shareholders of each company on October 21, 2015. After application of the election and allocation procedures under the merger agreement, First Security shareholders will receive merger consideration, in the aggregate, consisting of approximately $47.1 million in cash and 8,790,000 shares of Atlantic Capital common stock.

Atlantic Capital’s common stock began trading on NASDAQ this morning under the ticker symbol “ACBI.” Immediately following the merger of the holding companies, Atlantic Capital Bank, the bank subsidiary of Atlantic Capital, merged with and into FSGBank, N.A., the bank subsidiary of First Security, which changed its name to Atlantic Capital Bank, National Association. Atlantic Capital will be based in Atlanta with Atlantic Capital Bank, National Association maintaining corporate offices in Atlanta and Chattanooga.

In conjunction with the merger, Atlantic Capital also completed a $25.0 million private placement of Atlantic Capital common stock, at $12.60 per share, to Trident IV, L.P. and Trident IV Professionals Fund, L.P., investment funds managed by Stone Point Capital LLC. The net proceeds of the private placement, combined with holding company cash, including the proceeds of the private placement of subordinated debt securities that was completed on September 28, 2015, will be used fund the cash portion of the merger consideration.

“The merger of Atlantic Capital and First Security creates a premier southeast regional corporate, business and private bank competitively positioned in three attractive metropolitan markets – Atlanta, Chattanooga and Knoxville. We believe our shareholders, clients and communities will realize substantial value from the combination of these two talented teams,” said Douglas L. Williams, Chief Executive Officer.

“From the initial conception of this combination, we recognized that the strengths of each bank were and are complimentary to the other. The enhanced products and increased capacity of the combined company will build on the existing commitment to care for and serve our clients and communities. The result should be a client experience that exceeds all expectations,” stated D. Michael Kramer, President and Chief Operating Officer.

Atlantic Capital was advised by the investment banking firm of Macquarie Capital and the law firm of Womble Carlyle Sandridge & Rice, LLP. First Security was advised by the investment banking firm of Sandler O’Neill + Partners, L.P. and the law firm of Bryan Cave LLP.

About Atlantic Capital Bancshares, Inc.

Atlantic Capital Bancshares is a $2.6 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers banking, treasury management, capital markets, trust, and mortgage services to privately held companies and individuals in Atlanta, eastern Tennessee, and northwest Georgia. Atlantic Capital also provides specialized financial services to select clients nationally. For more information, visit our website at www.atlcapbank.com.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which Congress passed in an effort to encourage companies to provide information about their anticipated future financial performance. This act protects a company from unwarranted litigation if actual results are different from management expectations. This press release reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Atlantic Capital. These forward-looking statements are subject to a number of factors and uncertainties which could cause Atlantic Capital’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made and Atlantic Capital does not assume any duty to update forward-looking statements. These forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the mergers, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Atlantic Capital’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “will,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Atlantic Capital’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Atlantic Capital and First Security may not integrate successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities and cost savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with integration of the two banks; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) reputational risks and the reaction of the companies’ customers to the transaction; (6) diversion of management time on merger related issues; (7) changes in asset quality and credit risk; (8) the cost and availability of capital; (9) customer acceptance of the combined company’s products and services; (10) customer borrowing, repayment, investment and deposit practices; (11) the introduction, withdrawal, success and timing of business initiatives; (12) the impact, extent, and timing of technological changes; (13) severe catastrophic events in our geographic area; (14) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (15) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (16) the interest rate environment may compress margins and adversely affect net interest income; and (17) competition from other financial services companies in the companies’ markets could adversely affect operations. All subsequent written and oral forward-looking statements concerning Atlantic Capital or the merger or other matters and attributable to Atlantic Capital or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Atlantic Capital does not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Contact:

Patrick T. Oakes, Executive Vice President

Chief Financial Officer

Email: patrick.oakes@atlcapbank.com

Phone: 404.995.6050

Contact:

Anita M. Hill, Executive Vice President

Corporate Communications

Email: anita.hill@atlcapbank.com

Phone: 404.995.6050

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